EXHIBIT 10.49
Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.
Schedule 5
Unless otherwise defined in this Schedule 5 or, if not defined in this Schedule 5, in the Agreement, capitalized terms in this Schedule 5 shall carry the meanings ascribed to them in the draft Supply Agreement sent by Lucid to AML on May 10, 2023. As used herein:
“Goods” means the goods identified in Exhibit A-4, including any of Lucid’s software embedded in such goods and bug fixes and similar updates for such software provided by Lucid to AML, as such goods are modified or updated by the parties (or their Affiliates) in the final deliverables provided pursuant the initial statement of work of the Integration Agreement, or as such goods are otherwise modified from time to time in accordance with Sections 8 and 9 below.
“Integration Agreement” means the integration agreement entered into between AML and Atieva, Inc. in the form set forth in Schedule 4 to the Implementation Agreement.
“Lifecycle Forecast” means the yearly itemized volume forecast of complete vehicle sets of Goods for the Lifecycle as set forth in Exhibit A-5.
“Lucid” means Lucid Group Technologies, LLC.

	Topic	Summary of Terms
1.	Forecasting and Binding Commitments
Beginning at least [***] months before AML’s estimated initial purchase, AML will provide monthly rolling forecasts for the current Lifecycle Year and the following Lifecycle Year (“Rolling Forecasts”). The [***] months of each Rolling Forecast is binding, in that AML will be required to take or pay for [***]% of the volume of goods in the binding forecast amount for each Lifecycle Year (except that AML shall not be so required to the extent caused by (a) an injunction based on any claim that the Goods infringe a third party’s IP rights, (b) a force majeure event impacting Lucid, and/or (c) a force majeure event impacting AML that consists of events beyond AML’s reasonable control [***] (and expressly excluding any events that impact AML’s payment obligations for delivered Goods)). AML’s volumes taken or paid for in each Lifecycle Year will be assessed against such forecast amount on (and including) the last day of such Lifecycle Year.

2.	Supply Commitments
Following acceptance of the Project under the Integration Agreement (it being acknowledged that the parties shall in good faith discuss and agree any amendments to the timelines set out in the Supply Agreement to the extent that acceptance of the Project under the Implementation Agreement is delayed), Lucid will supply and AML will purchase complete vehicle sets of Goods at the prices set forth in Exhibit A-1, subject to agreed price adjustment mechanisms. Exhibit A-1 also sets forth the component-level pricing for each individual component within a complete vehicle set for the purposes of ordering spare or replacement parts.
Lucid will maintain capacity of Goods for [***]% of Lifecycle Forecasts, and will accept and fulfil orders within such capacity that are consistent with the applicable Rolling Forecast and Lucid’s lead times and other logistics requirements (each as specified in the Supply Agreement). Lucid will use commercially reasonable efforts to accommodate orders in excess of such capacity where feasible with appropriate advance notice. If Lucid requires incremental investment to meet AML’s demand beyond the [***]% supply commitment, it will provide a quote to AML and AML will decide whether to fund such investment.
Lucid will supply service parts to AML during the aftersales period, i.e. during the Term and, thereafter, for each jurisdiction in which AML sells vehicles incorporating the Goods, for the greater of [***] years, and the period required by Law in that jurisdiction (as of the date, from time to time, on which AML sells vehicles incorporating the Goods). Lucid will also supply replacement parts (i.e. Goods or their components that are damaged in transit or installation through no fault of Lucid) and a reasonable number of prototypes during the Term, each of which AML may order through spot purchase orders. Lucid will share reasonable information with AML regarding aftermarket demand to assist AML with its demand-planning for aftermarket parts.
[***]. AML will reasonably determine the manner of packaging. Lucid will deliver Goods and any other components or parts (including prototypes) supplied under the Supply Agreement [***]. Lucid and AML will collaborate in good faith to determine the packaging requirements for prototypes.
During the aftersales period, Lucid will provide AML with bug fixes and similar updates for Lucid’s software applicable to the Goods, in accordance with Lucid’s own service levels, for AML to push to its vehicles incorporating the Goods.
The parties agree that the Supply Agreement does not require and will not include any provision requiring any software or technology escrow or similar mechanism.

3.	Minimum Purchase/Shortfall Damages
If, for any Two-year Cycle, AML has received delivery during such Two-year Cycle (except to the extent that AML has not received delivery of ordered Goods as a result of a breach of the Supply Agreement by Lucid) of complete vehicle sets of Goods comprising less than [***]% of the aggregate Lifecycle Forecast for such Two-year Cycle (including Goods paid for but not taken on a take-or-pay basis, and also including any service parts, replacement parts or prototypes that, if ordered together, would comprise a complete vehicle set), AML will pay Lucid shortfall Liquidated Damages equal to US $[***] multiplied by the number of complete vehicle sets of Goods by which AML’s purchases fell short of such minimum, provided that the maximum aggregate Liquidated Damages AML will be required to pay Lucid for any Lifecycle Forecast shortfalls will not exceed US $[***]. To the extent that a shortfall was caused by (a) an injunction based on any claim that the Goods infringe a third party’s IP rights, (b) a force majeure event impacting Lucid, and/or (c) a force majeure event impacting AML that consists of events beyond AML’s reasonable control that make AML or its carrier unable to take possession of the Goods in Casa Grande, AZ or to fulfill its FCA transport activities (and expressly excluding any events that impact AML’s payment obligations for delivered Goods), the period in respect of which that shortfall shall be calculated shall be extended, respectively, by the duration of the relevant effect of such injunction or of such force majeure event. AML’s obligation to pay Liquidated Damages will lapse once it has purchased [***] complete vehicle sets of Goods (including Goods paid for but not taken on a take-or-pay basis, and also including any service parts, replacement parts or prototypes that, if ordered together, would comprise a complete vehicle set), but without prejudice to any duty to pay Liquidated Damages that have accrued prior to such purchase. If AML purchases more than the [***]% minimum commitment in any Two-year Cycle, the excess will be credited against AML’s obligation to make the minimum purchase in any subsequent Two-year Cycle until the excess is exhausted. The Liquidated Damages are Lucid’s sole remedy for AML not purchasing the minimum purchase.
In the event that AML pays the full $[***] of Liquidated Damages, then either party may terminate the Supply Agreement on [***] months’ advance notice.
Once AML has purchased and paid for at least [***] vehicle sets of Goods, then either party may terminate the Supply Agreement on [***] months’ advance notice.
In the case of termination by Lucid as described above, AML will have the right to make a one-time buy of Goods prior to the date of termination of sufficient quantity to meet AML’s anticipated future requirements for Goods during the remainder of the Lifecycle. In the case of termination by AML as described above, AML will have the right to make a one-time buy of Goods prior to the date of termination of sufficient quantity to meet AML’s anticipated future requirements for Goods during the then following [***] months. Lucid shall manufacture and supply such Goods as soon as reasonably practicable, taking into consideration: (i) Lucid’s capacity dedicated to AML, its lead times and other reasonable logistics requirements; and (ii) AML’s requirements in relation to the timing of such supply. Lucid’s obligation to supply service parts to AML during the aftersales period (ie for [***] years following the Term or such longer period as required by law) shall survive any termination.

4.	Late Delivery / Capacity Constraints
During the first Two-year Cycle, each party will maintain safety stock/buffer inventory of the Goods of at least [***]% of AML’s forecasted requirements for the following [***] to mitigate unexpected demand as well as supply constraints or delays. At the end of that first Two-year Cycle, and of every Two-year Cycle thereafter, the parties shall review and agree upon the safety stock/buffer inventory that each party is required to hold during the next Two-year Cycle, provided (i) such required safety stock shall never exceed [***]% of AML’s forecasted requirements for the following [***], (ii) the parties shall discuss, in good faith, reduction of the stock/buffer below AML’s [***]% forecasted requirements, and (iii) in the event that the parties do not agree any such reduction, each party shall continue to maintain safety stock/buffer inventory of the Goods of at least [***]% of AML’s forecasted requirements for the following [***].
In the event of late delivery that cannot be addressed through AML buffer inventory, Lucid will pay for (and, if requested by AML, arrange) expedited shipping (including air freight in severe circumstances), and the parties may agree to adjust safety stock/buffer inventory going forward.
During the Term, if Lucid experiences supply constraints in conflict with its supply and capacity obligations to AML for any reason (including a force majeure event), Lucid will use its safety stock to meet its obligations to AML. If Lucid’s safety stock, together with the Goods otherwise made available to AML, are insufficient for Lucid to meet its obligations to AML, Lucid will: [***].
Lucid will use reasonable efforts to recover any shortfall of AML-ordered Goods after such supply constraint subsides. Such recoveries will be shared between AML and Lucid [***] as though the supply constraint continues until full recovery has been made.

5.	Inspection
Lucid will undertake an end of line quality check prior to packing. AML’s carrier will inspect packages for exterior damage and quantity of packages shipped at collection.
AML will inspect packages for exterior damage and quantity of packages shipped, as well as visually inspecting a reasonable sampling of the Goods for damage, within [***] of the arrival of such Goods at AML’s manufacturing facilities.
Any Goods not rejected in writing by AML based on such inspections shall be deemed accepted (provided that such acceptance shall be without prejudice to Lucid’s warranty obligations for all Goods, whether inspected or not, including in relation to visual defects or damage that AML identifies during assembly of its vehicles).
AML will promptly notify Lucid of any damage or product issues identified promptly after such arrival. Subject to Lucid issuing a return materials authorization (which Lucid shall not unreasonably withhold, condition or delay), AML will ship the relevant Goods to Lucid (at AML’s cost, including shipping (subject to the reimbursement of such shipping costs by Lucid in accordance with the product warranty provisions, below)).
Lucid will inspect the relevant returned Goods and replace if damaged (at Lucid’s cost, including shipping).

6.	Cost Savings
The initial cost basis for the Goods will be determined in accordance with Exhibit A-3.
[***]. The parties will work in good faith to determine a reputable, independent validator selection, and shall share the fees for such validator equally.
[***]. Adjustments to the price of Goods to be made quarterly based on changes in raw materials costs in accordance with Exhibit A-2.

7.	Payments	Lucid will issue invoices within [***] after the date on which Goods are made available (no earlier than the delivery date) to the carrier at Lucid’s dock, with payment due [***] after the date of such invoice.
8.	Change Control
If Lucid wishes to change the Goods in a manner that would not impact their form, fit or function in, or their integration into, AML vehicles, Lucid will use commercially reasonable efforts to provide reasonable advance notice thereof.
If Lucid is required by law or regulation, or because a supplier discontinues, EOL’s, ceases making available, or otherwise changes its part or component, to make a change to the Goods that would impact their form, fit or function in, or their integration into, AML vehicles, Lucid will in each case provide AML with reasonable, and, to the extent practicable (and unless required by law in a shorter timeframe), at least [***], prior written notice of such changes.
Lucid will not make any changes to the Goods that impact form, fit or function in, or their integration into, AML vehicles, other than those required by law or regulation, without AML’s prior written consent.

9.	Current Technology
If Lucid makes an incremental improvement or modification to Goods (including any improvement to the energy capacity of a battery module), and such improved or modified Goods are compatible with AML’s use, Lucid will notify AML reasonably promptly and, in any event, [***]. If AML desires to migrate to such improved or modified Goods, then the parties will discuss in good faith the pricing for such improved Goods and the NRE fees to be paid by AML for any necessary engineering design and/or testing, and upon the parties’ agreement on such pricing and NRE fees, Lucid shall promptly carry out such engineering design and/or testing to implement such improved or modified Goods into AML vehicles, and Lucid will thereafter supply such improved or modified Goods to AML on the terms of the Supply Agreement and at such prices.
Lucid’s obligations under this Section do not apply to materially different technology, including next generations of the Goods.

10.	Termination for AML Change of Control
Lucid may terminate the Supply Agreement if AML undergoes an AML CoC as defined the Integration Agreement to an OEM with a BEV, provided: (i) Lucid provides notice of termination within 30 days of AML providing Lucid notice of such acquisition; and (ii) there will be a four-year tail period during which the parties’ supply and purchase obligations under the Supply Agreement will continue prior to termination taking effect (following which Lucid’s aftersales obligations (including in relation to service parts and bug fixes and similar updates to software embedded in Goods) will continue until the end of the aftersales period).
[***].

11.	Termination
Either Party may terminate for material unremedied confidentiality breach.
Either Party may terminate for unremedied material breach.
Lucid may terminate for AML’s material, unremedied non-payment (excluding amounts subject to a good faith payment dispute during the period of such dispute).
If Lucid fails to deliver at least [***]% of ordered volumes for [***] consecutive months, AML will provide notice to Lucid and the parties would follow an escalation procedure. If Lucid continues to fail to deliver at least [***]% of ordered volumes across the [***], AML may terminate.
If a force majeure event continues for [***] months that results in delivery of less than [***]% of the ordered Goods during such event, the unaffected party may terminate.
The parties are required to follow an escalation process involving the issuing of a warning notice and a series of executive (and, if needed, CEO) meetings before any termination or suspension.

12.	Product Warranty
Lucid will warrant that the Goods: (i) conform to agreed specifications (which shall at least describe the specification of the Lucid Air Sapphire powertrain components as at the date of the Agreement (i.e., the date of the Implementation Agreement to which this Schedule 5 is attached), as may be modified under the Integration Agreement); (ii) are free from defects in materials and workmanship; (iii) are merchantable and free and clear of third party liens and encumbrances; and (iv) comply with applicable Law.
Warranty remedy is limited to: (i) repair or replacement of defective part(s); and (ii) reimbursement of shipping costs to provide such repaired or replacement part(s) to AML. The product warranty is subject to customary exclusions (e.g., defects caused by use or installation in a manner not agreed in advance). Replacements for defective parts are in addition to Lucid’s [***]% Lifecycle Forecast supply commitment.

13.	Service Actions
Each party will promptly notify the other if it identifies any alleged material compliance or safety issue that relates to the Goods (including material quality issues that would legally require a recall).
Unless required by law to implement a recall immediately, AML shall not implement a withdrawal or recall in relation to the Goods without first promptly providing notice to Lucid and discussing the issue, including conducting a joint root cause analysis if appropriate. Unless required by law to implement a recall immediately, if Lucid elects to implement a recall of the Goods in its own vehicles, Lucid shall notify AML prior to implementing such recall.
Subject to the above, each party has discretion to implement a recall for its own vehicles.
If AML needs to issue a field service action or recall due to any compliance or safety issue caused by defective Goods, Lucid will replace/repair affected Goods at its cost and reimburse AML for shipping costs to provide such repaired or replacement Goods to AML to the extent that the action/recall was caused by Lucid.

14.	Confidentiality and Return of Confidential Information
All information regarding the Goods or the underlying technology related to the Goods that is not publicly available or known will constitute confidential information.
Upon expiration or termination, AML is required to return or delete all Lucid confidential information, provided that AML can retain and use confidential information as is reasonably necessary for AML’s ordinary course commercial use and service of the Goods in AML vehicles or as required by applicable law.

15.	IP Infringement Indemnity
Lucid will, at its cost, defend claims against AML, its affiliates, and (if applicable) its and their representatives based on allegations that the Goods infringe a third party’s IP rights (subject to customary exclusions) until a final non-appealable judgment or until Lucid is able to settle, with AML’s reasonable approval, on terms that grant AML an unconditional release with respect to such claim. In addition, Lucid will pay or reimburse the AML indemnified persons for amounts to be paid for any judgment (including any interim judgment) awarded for such claim or to be paid for such settlement, and will repair or replace infringing Goods that are in AML’s possession, including paying for shipping to AML, other than for Goods that have been sold. Lucid shall consult with AML upon its reasonable request, and take AML’s views into account in good faith, in relation to its selection of outside counsel for the purposes of the defence of such claim.
If AML is required to cease using allegedly infringing Goods, Lucid will use reasonable best efforts to either (at its sole expense and option) obtain a license, or design around the infringement and implement that design (without prejudice to Lucid’s indemnification obligations).

16.	Limitations of Liability
Neither party has liability for consequential, indirect, incidental, or similar damages, subject to a specific carve-out for breach of confidentiality obligations.
Each party’s aggregate liability under the Supply Agreement is limited to: [***]. This does not apply to liability for breach of confidentiality obligations.
A breach of the Supply Agreement does not constitute a breach or termination event under any other agreement(s) between the parties or their affiliates.

17.	Force Majeure	Except with respect to AML’s obligation to purchase Goods (for which AML’s force majeure protection is solely as expressly set forth in Sections 1 and 3), and except for events impacting a party’s ability to pay money (for which there is no force majeure protection), events should only constitute force majeure events to the extent they are beyond a party’s reasonable control.
18.	Guarantee	Lucid Group, Inc. will guarantee Lucid’s performance and payment obligations.

19.	Dispute resolution	Sections 11.8 (Governing Law, Jurisdiction) and 11.9 (Dispute Resolution) of the Integration Agreement shall apply mutatis mutandis to this Supply Agreement.
20.	Ongoing cooperation	The parties shall cooperate in good faith with a view to achieving the efficient supply and purchase of the Goods under this Schedule 5, and the applicable arrangements and logistical and operational details associated therewith, including logistical and operational details regarding ordering, manufacturing, invoicing, payment, packaging, ownership, processes related to warranties and disclaimers, testing, acceptance and returns. Except to extent that this Schedule 5 sets forth specific ways of working together, each party shall reasonably take into account the working practices of the other party (in conjunction with its own working practices) in operationalizing the performance of its obligations under this Schedule 5.

EXHIBIT A-1
PRICE

Volume	Incremental Price
[***]	[***]
[***]	[***]
[***]	[***]
Component pricing

First [***] units
Component	Unit Price
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
$ [***]
[***]	$ [***]

Next [***] units
Component	Unit Price
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
$ [***]
[***]	$ [***]

All additional units after the first [***] units
Component	Unit Price
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
$ [***]
[***]	$ [***]

EXHIBIT A-2
RAW MATERIALS INDEX PRICE ADJUSTMENT

On the last business day of each calendar quarter, the prices for Goods (complete vehicle sets) shall be adjusted as follows: [***].
[***]

EXHIBIT A-3
INITIAL COST BASIS DETERMINATION

Cost Basis Establishment Illustrative Example

	Lucid Initial Cost Basis	Independent Validator	Independent Validator Communication to AML
1st Two-Year Cycle	[***]	[***]	[***]

2nd Two-Year Cycle	Lucid Updated Cost Basis	Independent Validator	Independent Validator Communication to AML
	[***]	[***]	[***]

EXHIBIT A-4
GOODS

[***]

EXHIBIT A-5
LIFECYCLE FORECAST

Year	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035	Total
Volume	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]